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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number_811-1743

                                  Spectra Fund
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)

                   111 Fifth Avenue, New York, New York 10003
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                              Mr. Frederick A. Blum
                           Fred Alger Management, Inc.
                                111 Fifth Avenue
                            New York, New York 10003
          -------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end:   October 31

Date of reporting period:  October 31, 2003

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

                                  SPECTRA FUND







                                  ANNUAL REPORT
                                OCTOBER 31, 2003

                                  [LOGO] ALGER

Dear Shareholders,                                             December 11, 2003


THE YEAR IN REVIEW

      The fiscal year ended October 31, 2003, was dramatic, both economically and politically. It began shortly after the Dow hit a five year low and ended with a robust recovery. At the beginning of 2003, the markets had been down three years in a row, something that hadn't happened since 1939-1941. Overshadowed by national security concerns, the markets remained essentially stagnant into the spring. The looming American-led invasion of Iraq dominated the headlines and the attention of the American public. In spite of encouraging economic data, both Wall Street and Main Street were preoccupied with war. On March 19th, the United States invaded Iraq. The markets then fluctuated with the perceived progress of the military campaign. Later in the spring, as the U.S. military achieved success, at least relative to very pessimistic media opinion, the markets recovered dramatically.

      Throughout 2003, the U.S. economy grew steadily, aided by the Federal Reserve, by tax policy, and by improving corporate outlooks. On June 25, 2003, the Fed cut the Fed Funds Rate to 1.00%, a 40 year low. The combination of low interest rates, tax cuts, increased federal spending and the mortgage refinancing boom boosted the economy significantly. Fueled by a spike in consumer spending and high productivity, third quarter GDP growth soared to 8.2%, the highest rate since 1984. Productivity growth also was exceptional in 2003, as it was in 2002. The one soft spot was the job market. Historically, there has always been a lag time between economic recovery and job creation. For the month of October, the unemployment rate was at 6.0%, just below its peak of 6.4%.

      By the end of our fiscal year, the public mood had shifted. Both the economy and the markets experienced remarkable growth, and investors seemed to have gained a level of rational confidence that was absent from both the bull market of the late 1990s and the bear market of 2000 through 2002. The Dow rose 17% in the 12 months ended October 31, 2003. The S&P 500 rose 19%, while the Nasdaq Composite was up a staggering 45%. Interest rates and inflation remained low, though interest rates did increase as the economy picked up. The yield on the US Treasury 10-year note was pushed up to 4.30% at October 31, up from 3.89% a year earlier.

PORTFOLIO MATTERS

      Spectra Fund increased by 23.53% for the 12 months ended October 31, 2003, while the Russell 3000 Growth Index increased by 23.34%. More than 27% of the portfolio holdings were in the information technology sector, which experienced superior returns and outperformed the Russell 3000 Growth Index. Stocks such as Yahoo! Inc., a global internet business and consumer services company, and

National Semiconductor Corporation, a maker of analog microchips, experienced triple digit gains. We were above market weight in health care stocks, at 31% of the portfolio, and outperformed the Russell 3000 Growth Index. While the performance of our holdings in this sector was mixed, strong performance from stocks such as Zimmer Holdings and Boston Scientific Corp. boosted our overall returns. The portfolio suffered from our holdings in the consumer staples sector, but we trimmed our positions in this sector over the course of the year and therefore were able to reduce the overall impact on the portfolio's performance.

LOOKING AHEAD

      As we head into 2004, we believe that the economy will continue to grow at a strong pace. Trillions of dollars sit in money market and savings accounts, and as the economy continues to grow steadily, we believe that investors will look to put those dollars to more productive use in the equity markets. We think that as investors search for better returns on their capital, high quality, high growth companies should do well. Fundamentally, these tend to be companies with management teams that not only led their organizations through the downturn of the last three years, but looked forward while doing so. They continued to invest in their products and services, and they should reap the benefits if the economy accelerates in 2004.

      True, many people are unsettled by the situation in Iraq, the federal deficit, and most importantly, the job market. But consumer demand remains strong and business spending continues to increase. The result should be wage increases or job creation, or both. We expect that consumers will continue to hold up the economy as they have always done. Home mortgage refinancing activity has begun to slow, but federal spending and tax cuts should continue to provide economic liquidity well into 2004. And as a general rule, Wall Street consistently underestimates the ability of consumers to find new ways to maintain spending, so we are not convinced about the recent predictions that the consumer may be tapped out.

      Other signs are also encouraging. Mergers and acquisitions are a necessary component of a healthy economy. At a minimum, M&A activity is a sign that business leaders are optimistic enough about future prospects in their industry that they feel confident to take risks. October 2003 was the biggest month for M&A deals since July 2001, and we expect that M&A activity will continue to increase in the coming fiscal year.

      In short, we believe the year ahead is likely to be shaped by an economy expanding between 3.5% and 4% annually and by rational exuberance in the equity markets. Investors have maintained high expectations for future earnings. They are optimistic, but cautious, as are we. Having survived the bubble and the bust, we, like you, would prefer not to see a repeat of either.

     We hope that we have served you well this year. We know that the issues surrounding trading activities in the mutual fund industry have raised questions, and we are doing everything we can to address your concerns and justify your confidence in us. You have entrusted us to find the best investments, and we hope that we will continue to earn that trust. We strive for the utmost rigor and integrity in our investment process, and going forward, we are committed to making sure that every aspect of our company is run with the same integrity.

      Respectfully submitted,

      /s/ Dan C. Chung

      Dan C. Chung
      Chief Investment Officer

SPECTRA FUND Fund Highlights Through October 31, 2003 (Unaudited) $10,000 Hypothetical Investment in Class N shares from July 1, 1993 to October 31, 2003.

                               [GRAPHIC OMITTED]

                                Spectra Fund       Russell 3000
      7/1/93                       10,000             10,000
      6/30/94                      11,753              9,980
      10/31/94                     12,920             11,003
      10/31/95                     20,377             14,123
      10/31/96                     22,960             17,100
      10/31/97                     29,034             22,180
      10/31/98                     33,952             26,703
      10/31/99                     55,228             35,756
      10/31/2000                   58,656             39,261
      10/31/2001                   37,424             23,814
      10/31/2002                   28,186             19,112
      10/31/2003                   34,818             22,272

ENDING VALUE
SPECTRA FUND
CLASS N:
$34,818

ENDING VALUE
RUSSELL 3000
GROWTH INDEX:
$22,272

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund Class N shares and the Russell 3000 Growth Index on July 1, 1993. During the period from July 1, 1993 through February 11, 1996, the Fund operated as a closed-end investment company. The figures for Spectra Fund and the Russell 3000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Spectra Fund Class A shares will vary from the results shown above due to the sale charge on Class A shares. Effective October 31, 1994, Spectra Fund changed its fiscal year end from June 30 to October 31.

                   PERFORMANCE COMPARISON            PERFORMANCE COMPARISON
                   as of October 31, 2003            as of October 31, 2003

                   AVERAGE ANNUAL RETURNS            AVERAGE ANNUAL RETURNS

                                                                         SINCE
                                                                       INCEPTION
                    1        5      10                           1      (JULY 1,
                  YEAR     YEARS   YEARS                        YEAR      2000)
                ------------------------    -----------------------------------
Class N          23.53%    0.50%   11.70%   Class A+            16.82%  (19.45%)
Russell 3000                                Russell 3000
  Growth Index   23.34%   (2.46%)   8.43%     Growth Index      23.34%  (16.85%)

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ Returns reflect maximum initial sales charges on Class A shares.

SPECTRA FUND
SCHEDULE OF INVESTMENTS
October 31, 2003

    SHARES     COMMON STOCKS--101.6%                                     VALUE
   ---------                                                           ---------
               BIOTECHNOLOGY--7.8%
      52,900   Amgen Inc.*                                           $ 3,267,104
     105,500   Genentech, Inc.*                                        8,647,835
      45,800   Gilead Sciences, Inc.*                                  2,499,764
      24,300   Invitrogen Corporation*                                 1,545,237
     159,400   Millennium Pharmaceuticals, Inc.*                       2,537,648
     134,650   QLT Inc.*+                                              2,080,342
                                                                     -----------
                                                                      20,577,930
                                                                     -----------
               CAPITAL MARKETS--1.6%
     131,400   Bank of New York Company, Inc. (The)                    4,098,366
                                                                     -----------
               COMMERCIAL BANKS--1.0%
      97,400   U.S. Bancorp                                            2,651,228
                                                                     -----------
               COMMERCIAL SERVICES & SUPPLIES--1.7%
      32,700   Apollo Group, Inc. Cl. A*                               2,077,431
      94,000   Monster Worldwide Inc.*                                 2,394,180
                                                                     -----------
                                                                       4,471,611
                                                                     -----------
               COMMUNICATION EQUIPMENT--10.0%
     282,500   Advanced Fibre Communications, Inc.*                    6,799,775
     671,200   CIENA Corporation*                                      4,302,392
     258,000   Cisco Systems, Inc.*                                    5,412,840
     236,000   Comverse Technology, Inc.*                              4,257,440
     503,200   Corning Incorporated*                                   5,525,136
                                                                     -----------
                                                                      26,297,583
                                                                     -----------
               COMPUTERS & PERIPHERALS--2.2%
     296,400   EMC Corporation*                                        4,102,176
      19,600   SanDisk Corporation*                                    1,579,760
                                                                     -----------
                                                                       5,681,936
                                                                     -----------
               CONSUMER FINANCE--1.8%
      76,900   Capital One Financial Corporation                       4,675,520
                                                                     -----------
               DIVERSIFIED FINANCIAL SERVICES--2.6%
     146,000   Citigroup Inc.                                          6,920,400
                                                                     -----------
               ENERGY EQUIPMENT & SERVICES--1.1%
     122,500   Halliburton Company                                     2,925,300
                                                                     -----------
               HEALTH CARE EQUIPMENT & SUPPLIES--6.2%
     117,800   Boston Scientific Corporation*                          7,977,416
      90,000   Medtronic, Inc.                                         4,101,300
      22,200   Varian Medical Systems, Inc.*                           1,419,468
      42,600   Zimmer Holdings, Inc.*                                  2,718,306
                                                                     -----------
                                                                      16,216,490
                                                                     -----------
               HEALTH CARE PROVIDERS & SERVICES--3.1%
     123,900   Health Management Associates, Inc. Cl. A                2,744,385
      80,000   Medco Health Solutions, Inc.*                           2,656,000
      39,300   Quest Diagnostics Incorporated*                         2,658,645
                                                                     -----------
                                                                       8,059,030
                                                                     -----------
               HOTELS, RESTAURANTS & LEISURE--1.2%
     100,950   International Game Technology                           3,306,112
                                                                     -----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                           ---------
               INDUSTRIAL CONGLOMERATES--2.0%
     182,600   General Electric Company                              $ 5,297,226
                                                                     -----------
               INFORMATION TECHNOLOGY  SERVICES--1.1%
      72,700   Paychex, Inc.                                           2,829,484
                                                                     -----------
               INSURANCE--1.5%
      65,400   American International Group, Inc.                      3,978,282
                                                                     -----------
               INTERNET & CATALOG RETAIL--5.0%
     148,800   eBay Inc.*                                              8,323,872
     132,900   InterActiveCorp*                                        4,878,759
                                                                     -----------
                                                                      13,202,631
                                                                     -----------

               INTERNET SOFTWARE & SERVICES--5.5%
     138,500   United Online, Inc.*                                    3,987,415
     243,800   Yahoo! Inc.*                                           10,654,060
                                                                     -----------
                                                                      14,641,475
                                                                     -----------
               MEDIA--6.1%
     265,100   Disney (Walt) Company                                   6,001,864
     196,100   General Motors Corporation - Cl. H*                     3,221,923
     455,600   Time Warner Inc.*                                       6,966,124
                                                                     -----------
                                                                      16,189,911
                                                                     -----------
               PHARMACEUTICALS--5.8%
      50,000   Allergan, Inc.                                          3,781,000
     135,250   Mylan Laboratories Inc.                                 3,266,288
     124,180   Pfizer Inc.                                             3,924,088
      76,000   Teva Pharmaceutical Industries Ltd. ADR+#               4,323,640
                                                                     -----------
                                                                      15,295,016
                                                                     -----------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT--15.3%
     171,600   Applied Materials, Inc.*                                4,010,292
     249,600   Broadcom Corporation Cl. A *+                           7,974,720
     139,300   Intel Corporation                                       4,603,865
     173,700   Intersil Corporation Cl. A                              4,479,723
     136,000   Kulicke & Soffa Industries Inc.*                        1,996,480
     387,200   Micron Technology, Inc.*                                5,552,448
     102,100   National Semiconductor Corporation*                     4,148,323
      67,000   Novellus Systems, Inc.*                                 2,766,430
     165,200   Texas Instruments Incorporated                          4,777,584
                                                                     -----------
                                                                      40,309,865
                                                                     -----------
               SOFTWARE--10.0%
     215,600   BEA Systems, Inc.*                                      2,996,840
      34,400   Electronic Arts Inc.*                                   3,406,976
     254,500   Microsoft Corporation                                   6,655,175
     224,400   Oracle Corporation*                                     2,683,824
     391,000   PeopleSoft, Inc.*                                       8,117,160
      72,850   VERITAS Software Corporation*                           2,633,528
                                                                     -----------
                                                                      26,493,503
                                                                     -----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

    SHARES     COMMON STOCKS (CONTINUED)                                VALUE
   ---------                                                          ---------
               SPECIALTY RETAIL--6.7%
     237,000   Circuit City Stores, Inc.                           $  2,260,980
     181,500   Home Depot, Inc.                                       6,728,205
     190,850   Pacific Sunwear of California, Inc.*                   4,406,727
     218,100   The Gap, Inc.                                          4,161,348
                                                                   ------------
                                                                     17,557,260
                                                                   ------------
               WIRELESS TELECOMMUNICATION SERVICES--2.3%
     191,300   Nextel Communications, Inc. Cl. A*                     4,629,460
      38,100   SpectraSite, Inc.*                                     1,476,375
                                                                   ------------
                                                                      6,105,835
                                                                   ------------
               Total Common Stocks
                 (Cost $231,912,262)                                267,781,994
                                                                   ------------
               SHORT-TERM INVESTMENTS--3.4%
   9,037,255   Security Lending Quality Trust
                 (Cost $9,037,255)(b)                                 9,037,255
                                                                   ------------
Total Investments
  (Cost $240,949,517)(a)                                  105.0%    276,819,249
Liabilities in Excess of Other Assets                      (5.0)    (13,137,161)
                                                          -----    ------------
Net Assets                                                100.0%   $263,682,088
                                                          =====    ============

-----------------
*    Non-income producing security.
+    Securities partially or fully on loan.
#    American Depositary Receipts.
(a) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $241,047,381, amounted to $35,771,868 which consisted of aggregate gross unrealized appreciation of $38,000,159 and aggregate gross unrealized depreciation of $2,228,291.
(b)  Represents investment of cash collateral received for securities on loan.


                       See Notes to Financial Statements.

SPECTRA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                         INCOME FROM
                                                                    INVESTMENT OPERATIONS
                                                               --------------------------------
                                                                                       NET
                                                                                     REALIZED                          DISTRIBUTIONS
                                          NET ASSET               NET            AND UNREALIZED        TOTAL               FROM
                                            VALUE,             INVESTMENT          GAIN (LOSS)         FROM                NET
                                          BEGINNING              INCOME                ON            INVESTMENT          REALIZED
                                          OF PERIOD              (LOSS)            INVESTMENTS       OPERATIONS            GAINS
                                          ---------            ----------        --------------      ----------        ------------
SPECTRA FUND
CLASS A (i)
Year ended 10/31/03 .................    $    4.76           $  (0.08)(iv)          $   1.22           $   1.14            $   --
Year ended 10/31/02 .................         6.32              (0.09)(iv)             (1.47)             (1.56)               --
Year ended 10/31/01 .................        10.63              (0.08)(iv)             (3.60)             (3.68)            (0.63)
Four months ended
  10/31/00(ii) ......................        12.28              (0.02)                 (1.63)             (1.65)               --

CLASS N (iii)
Year ended 10/31/03 .................    $    4.76           $  (0.07)(iv)          $   1.19           $   1.12            $   --
Year ended 10/31/02 .................         6.32              (0.09)(iv)             (1.47)             (1.56)               --
Year ended 10/31/01 .................        10.63              (0.08)(iv)             (3.60)             (3.68)            (0.63)
Year ended 10/31/00 .................        10.76              (0.08)                  0.88               0.80             (0.93)
Year ended 10/31/99 .................         6.65              (0.07)                  4.22               4.15             (0.04)

---------------------
(i)    Initially offered July 1, 2000.
(ii)   Ratios have been annualized; total return has not been annualized.
(iii) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 23, 1999.
(iv) Amount was computed based on average shares outstanding during the period.
(v)    Does not reflect the effect of any sales charge.


                       See Notes to Financial Statements.

                                                                                         RATIOS/SUPPLEMENTAL DATA
                                                                      --------------------------------------------------------------
                                                                      NET ASSETS,                     RATIO OF NET
                                                                        END OF          RATIO OF       INVESTMENT
                                    NET ASSET                           PERIOD          EXPENSES      INCOME (LOSS)
                                    VALUE, END                          (000'S         TO AVERAGE       TO AVERAGE      PORTFOLIO
                                    OF PERIOD     TOTAL RETURN         OMITTED)        NET ASSETS       NET ASSETS    TURNOVER RATE
                                    ----------    ------------        ----------       ----------      ------------   -------------
Year ended 10/31/03 .............  $    5.90         23.95%(v)         $  6,346            2.01%          (1.35)%         192.19%
Year ended 10/31/02 .............       4.76        (24.68)(v)            6,722            1.98           (1.52)          172.25
Year ended 10/31/01 .............       6.32        (36.20)(v)           12,951            1.88           (1.03)          114.75
Four months ended
  10/31/00(ii) ..................      10.63        (13.44)(v)           14,711            1.82           (1.05)          118.82

CLASS N (iii)
Year ended 10/31/03 .............  $    5.88         23.53%            $257,337            2.03%          (1.39)%         192.19%
Year ended 10/31/02 .............       4.76        (24.68)             252,620            1.98           (1.52)          172.25
Year ended 10/31/01 .............       6.32        (36.20)             423,860            1.88           (0.99)          114.75
Year ended 10/31/00 .............      10.63          6.21              876,132            1.82           (1.29)          118.82
Year ended 10/31/99 .............      10.76         62.66              548,656            1.85           (1.52)          102.54

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2003


ASSETS:
   Investments in securities, at value (cost $240,949,517), see
     accompanying schedule of investments ...............................................                             $ 276,819,249
   Cash .................................................................................                                    72,859
   Receivable for investment securities sold ............................................                                14,450,444
   Receivable for shares of beneficial interest sold ....................................                                   191,527
   Dividends receivable .................................................................                                   184,299
   Prepaid expenses .....................................................................                                    25,211
                                                                                                                      -------------
       Total Assets .....................................................................                               291,743,589
LIABILITIES:
   Payable for securities loaned ........................................................            $   9,037,255
   Payable for investment securities purchased ..........................................               16,056,816
   Bank loan ............................................................................                1,900,000
   Payable for shares of beneficial interest redeemed ...................................                  503,068
   Investment advisory fees payable .....................................................                  337,037
   Shareholder servicing fees payable ...................................................                   56,173
   Transfer agent fees payable ..........................................................                   28,824
   Interest payable .....................................................................                   12,920
   Trustees' fees payable ...............................................................                    3,407
   Accrued expenses .....................................................................                  126,001
                                                                                                     -------------
       Total Liabilities ................................................................                                28,061,501
                                                                                                                      -------------
NET ASSETS ..............................................................................                             $ 263,682,088
                                                                                                                      =============
NET ASSETS CONSIST OF:
   Paid-in capital ......................................................................                             $ 547,010,506
   Undistributed net investment income (accumulated loss) ...............................                                        --
   Undistributed net realized gain (accumulated loss) ...................................                              (319,198,150)
   Net unrealized appreciation (depreciation) of investments ............................                                35,869,732
                                                                                                                      -------------
NET ASSETS ..............................................................................                             $ 263,682,088
                                                                                                                      =============

Class A
   Net Asset Value Per Share ............................................................                             $        5.90
                                                                                                                      =============
   Offering Price Per Share .............................................................                             $        6.26
                                                                                                                      =============

Class N
   Net Asset Value and Offering Price Per Share .........................................                             $        5.88
                                                                                                                      =============

Shares of beneficial interest outstanding--Note 5
   Class A ..............................................................................                                 1,075,289
                                                                                                                      =============
   Class N ..............................................................................                                43,749,859
                                                                                                                      =============


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2003


INVESTMENT INCOME:
   Income:
     Interest ...................................................................................                      $    119,497
     Dividends ..................................................................................                         1,465,481
                                                                                                                       ------------
       Total Income .............................................................................                         1,584,978
   Expenses:
     Investment advisory fees--Note 2(a) ........................................................   $  3,749,912
     Shareholder servicing fees--Note 2(e) ......................................................        624,985
     Transfer agent fees ........................................................................        318,938
     Custodian fees .............................................................................         37,937
     Registration fees ..........................................................................         42,074
     Trustees' fees .............................................................................         40,000
     Professional fees ..........................................................................         38,162
     Miscellaneous ..............................................................................        209,727
                                                                                                    ------------
       Total Expenses ...........................................................................                         5,061,735
                                                                                                                       ------------
NET INVESTMENT LOSS .............................................................................                        (3,476,757)
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain on investments and written options ............................................     13,487,096
Net change in unrealized appreciation (depreciation)
   on investments and written options ...........................................................     43,757,463
                                                                                                    ------------
       Net realized and unrealized gain on investments
         and written options ....................................................................                        57,244,559
                                                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...................................................................................                      $ 53,767,802
                                                                                                                       ============


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED              YEAR ENDED
                                                                                               OCTOBER 31,             OCTOBER 31,
                                                                                                  2003                    2002
                                                                                             -------------            -------------
Net investment loss ..............................................................           $  (3,476,757)           $  (5,659,925)
Net realized gain (loss) on investments and written options ......................              13,487,096             (108,707,361)
Net change in unrealized appreciation (depreciation)
   on investments and written options ............................................              43,757,463               22,538,754
                                                                                             -------------            -------------
    Net increase (decrease) in net assets
       resulting from operations .................................................              53,767,802              (91,828,532)
Decrease from shares of beneficial interest transactions:
       Class A ....................................................................             (3,263,446)              (3,547,428)
       Class N ....................................................................            (46,164,533)             (82,092,519)
                                                                                             -------------            -------------
Net decrease from shares of beneficial
   interest transactions--Note 5 .................................................             (49,427,979)             (85,639,947)
                                                                                             -------------            -------------
      Total increase (decrease) in net assets ....................................               4,339,823             (177,468,479)
Net assets:
  Beginning of year ..............................................................             259,342,265              436,810,744
                                                                                             -------------            -------------
  End of year (including accumulated net investment losses
     of $0 and $0, respectively) .................................................           $ 263,682,088            $ 259,342,265
                                                                                             =============            =============


                       See Notes to Financial Statements.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

      The Fund offers Class A and Class N shares. Class A shares were first offered on July 1, 2000 and are generally subject to an initial sales charge. Each class has identical rights to assets and earnings.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) INVESTMENT VALUATION--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS--The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(d) OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) LENDING OF PORTFOLIO SECURITIES--The Fund lends its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. At October 31, 2003, the value of securities loaned and collateral received thereon were $8,710,606 and $9,037,255, respectively.

(f) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income and distributions from capital gains payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or paid-in capital, depending on the type of book/tax differences that may exist.

At October 31, 2003, the Fund reclassified $3,476,757 from undistributed net investment income (accumulated loss) to paid-in capital. Reclassifications result primarily from the difference in tax treatment of net operating losses. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

(g) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required. At October 31, 2003, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $319,100,286 and expires 2009 through 2010.

(h) ALLOCATION METHOD--Income, realized and unrealized gains and losses, and expenses are allocated among the Fund's classes based on relative net assets.

(i) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(b) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 2003, the Fund incurred fees of approximately $296,000 for services provided by Alger Services and reimbursed Alger Services approximately $23,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) BROKERAGE COMMISSIONS--During the year ended October 31, 2003, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $939,853 in connection with securities transactions.

(d) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(e) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

NOTE 3--SECURITIES TRANSACTIONS:

(a) During the year ended  October 31, 2003,  purchases  and sales of investment
securities,   excluding  short-term  securities,   aggregated  $466,558,595  and
$485,262,757, respectively.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Transactions in options during the year ended October 31, 2003, were as follows:

                                                    NUMBER OF          PREMIUMS
                                                    CONTRACTS          RECEIVED
                                                    ---------         ---------
Call options outstanding at October 31, 2002 .....      750           $ 165,995
Call options written .............................      250              39,249
Call options expired or exercised ................   (1,000)           (205,244)
                                                     ------           ---------
Call options outstanding at October 31, 2003 .....       --           $      --
                                                     ======           =========

NOTE 4--LINES OF CREDIT:

      The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2003, the Fund had borrowings which averaged $976,452 at a weighted average interest rate of 1.57%.

NOTE 5--SHARE CAPITAL:

      The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into two separate classes.

      During the year ended October 31, 2003, transactions of shares of beneficial interest were as follows:

CLASS A:                                        SHARES                AMOUNT
                                            -----------           -------------
Shares sold ......................           32,316,416           $ 161,738,352
Shares redeemed ..................          (32,653,783)           (165,001,798)
                                            -----------           -------------
Net decrease .....................             (337,367)          $  (3,263,446)
                                            ===========           =============

CLASS N:                                        SHARES                AMOUNT
                                            -----------           -------------
Shares sold ......................            5,995,836           $  29,925,164
Shares redeemed ..................          (15,289,943)            (76,089,697)
                                            -----------           -------------
Net decrease .....................           (9,294,107)          $ (46,164,533)
                                            ===========           =============

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     During the year ended October 31, 2002, transactions of shares of beneficial interest were as follows:


CLASS A:                                        SHARES                AMOUNT
                                            -----------           -------------
Shares sold ......................            1,935,985           $  12,909,732
Shares redeemed ..................           (2,572,315)            (16,457,160)
                                            -----------           -------------
Net decrease .....................             (636,330)          $  (3,547,428)
                                            ===========           =============

CLASS N:                                        SHARES                AMOUNT
                                            -----------           -------------
Shares sold ......................           16,557,995           $ 103,432,444
Shares redeemed ..................          (30,560,799)           (185,524,963)
                                            -----------           -------------
Net decrease .....................          (14,002,804)          $ (82,092,519)
                                            ===========           =============

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS:

     During the year ended October 31, 2003 and the year ended October 31, 2002, there were no distributions paid.

     As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income ..........................            $         --
Undistributed long-term gain ...........................            $         --
Capital loss carryforward ..............................            $319,100,286
Unrealized appreciation
  (depreciation) .......................................            $ 35,771,868

     The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE 7--REGULATORY MATTERS:

     The Office of the New York State Attorney General, the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth, and the United States Securities and Exchange Commission ("SEC") have contacted Alger Management in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. In response to these inquiries, Alger Management and its counsel have been investigating certain shareholder trading practices, both in the Fund and in other mutual funds that it manages (the "Funds"). Alger Management has assured the board that if it is determined that improper trading practices in the Fund detrimentally affected its performance, Alger Management will make restitution. At the present time, Alger Management is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial conditions.

     On October 16, 2003, the SEC commenced and settled a civil proceeding against a former vice chairman of Alger Management's immediate parent,

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


in connection with alleged market timing arrangements with certain investors in the Fund. That settlement specifically provided: "The findings herein are made pursuant to [the former vice chairman's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither Alger Management nor any of the Funds was party to this proceeding.

     On October, 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of Spectra Fund, filed a purported class action lawsuit against the Fund, Spectra Fund, various portfolios of the Fund, Alger Management, and the former vice chairman (the "fund defendants"), Veras Management Partners, LLP et al., in the United States District Court for the Southern District of New York, and served the complaint in the lawsuit on Alger Management and the fund defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with a former vice chairman, alleges, among other things, that the fund defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provisions of Section 15 of the Securities Act and Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder, and that Alger Management breached a fiduciary duty to plaintiffs. The suit seeks, among other things, compensatory damages, recovery of advisory fees paid to Alger Management, and payment of the plaintiff's counsel and expert fees.

     Other related class actions have been commenced making substantially similar allegations on behalf of the same putative class. All these related class actions will be consolidated in accordance with the provisions of the Private Securities Litigation Reform Act.

     On November 25, 2003, plaintiff, Michael Bernstein, as custodian for Judith Bernstein, commenced an action derivatively on behalf of "the Alger Funds" against Alger Management, a former vice chairman of its parent and Veras Management Partners, LLP in the U.S. District Court for the Eastern District of New York. In this shareholder derivative action, plaintiff seeks to recover monies on behalf of "the Alger Funds" for the purportedly wrongful conduct of defendants, including an alleged violation of Section 36 of the Investment Company Act by Alger Management and the former vice chairman and an alleged breach of fiduciary duty by Alger Management and the former vice chairman.

     Alger Management does not believe that the foregoing lawsuits will materially affect its ability to perform its management contracts with any of the funds that it manages, and the management of the Fund believes that it will not be materially adversely affected by the pending lawsuits.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees of Spectra Fund:

We have audited the accompanying statement of assets and liabilities of Spectra Fund, including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended October 31, 2001 were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in securities as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Spectra Fund at October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young LLP


December 10, 2003

TRUSTEES AND OFFICERS OF THE FUND (UNAUDITED)

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Fund, The Alger American Fund, The Alger Institutional Fund, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                     in the Alger
                                                                                                        Trustee   Fund Complex which
Name, Age, Position with                                                                                 and/or      are Overseen
the Fund and Address                     Principal Occupations                                       Officer Since    by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Fred M. Alger III (68)                   Chairman of the Board of Alger Associates, Inc.                  1974             22
  Chairman of the Board                  ("Associates"), Fred Alger & Company, Incorporated
                                         ("Alger Inc."), Alger Management, Alger Properties,
                                         Inc. ("Properties"), Alger Shareholder Services, Inc.
                                         ("Services"), Alger Life Insurance Agency, Inc.
                                         ("Agency"), Fred Alger International Advisory S.A.
                                         ("International"), and five of the six funds in the Alger
                                         Fund Complex; Chairman of the Boards of Alger
                                         SICAV ("SICAV") and Analysts Resources,
                                         Inc. ("ARI").

Dan C. Chung (41)                        President, Director and Chief Investment Officer                 2001             16
  President and Trustee                  of Alger Management; President and Director
                                         of Associates, Alger Inc., Properties, Services,
                                         Agency, International, Ari and Trust; Trustee/director of
                                         Four of the Six Funds in the Alger Fund Complex.

Hilary M. Alger (42)                     Trustee/Director of five of the six funds in the Alger           2003             17
  Trustee                                Fund Complex; Associate Director of Development, College
                                         of Arts and Sciences, University of Virginia, formerly
                                         Director of Development and Communications, Lenox Hill
                                         Neighborhood House.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                     in the Alger
                                                                                                        Trustee   Fund Complex which
Name, Age, Position with                                                                                 and/or      are Overseen
the Fund and Address                     Principal Occupations                                       Officer Since    by Trustee
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Stephen E. O'Neil (71)                   Attorney; Private investor since 1981; Director of               1972             23
  Trustee                                Brown-Forman Corporation; Trustee/Director of the
                                         six funds in the Alger Fund Complex; formerly of
                                         Counsel to the law firm of Kohler & Barnes.

Charles F. Baird, Jr. (50)               Managing Partner of North Castle Partners, a private             2000             16
  Trustee                                equity securities group; Chairman of Equinox, Leiner
                                         Health Products, Elizabeth Arden Day Spas, Grand
                                         Expeditions and EAS;  Trustee/Director  of four of the six funds in the Alger Fund Complex. Formerly Managing Director of AEA Investors, Inc.

Roger P. Cheever (58)                    Associate Dean of Development, Harvard University;               2000             16
  Trustee                                Trustee/Director of four of the six funds in the Alger
                                         Fund Complex. Formerly Deputy Director of the
                                         Harvard College Fund.

Lester L. Colbert, Jr. (69)              Private investor; Trustee/Director of five of the six            2000             17
  Trustee                                funds in the Alger Fund Complex. Formerly Chairman
                                         of the Board and Chief Executive Officer of Xidex
                                         Corporation.

Nathan E. Saint-Amand,                   Medical doctor in private practice; Co-Partner Fishers           1986             23
  M.D. (65)                              Island Partners; Member of the Board of the
  Trustee                                Manhattan Institute; Trustee/Director of five
                                         of the six funds in the Alger Fund Complex. Formerly
                                         Co-Chairman Special Projects Committee of
                                         Memorial Sloan Kettering.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                     in the Alger
                                                                                                        Trustee   Fund Complex which
Name, Age, Position with                                                                                 and/or      are Overseen
the Fund and Address                     Principal Occupations                                       Officer Since    by Trustee
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Frederick A. Blum (50)                   Executive Vice President of Alger Management;                    1996             N/A
  Treasurer and                          Treasurer and Assistant Secretary of the six
  Assistant Secretary                    funds in the Alger Fund Complex. Executive
                                         Vice President, Treasurer and Director of Trust.

Dorothy G. Sanders (48)                  Senior Vice President, General Counsel and                       2000             N/A
  Secretary                              Secretary of Alger, Inc., General Counsel and
                                         Secretary of Associates, Agency, Properties,
                                         Services, ARI and Alger Management; Secretary of
                                         International and the six funds in the Alger Fund
                                         Complex. Formerly Senior Vice President, Fleet Financial
                                         Group.


Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is a daughter of Fred M. Alger
III. Ms. Alger is an "interested person" because she is an immediate family member of Mr. Alger. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

NOTES:

NOTES:

SPECTRA FUND


111 Fifth Avenue
New York, NY 10003
(800) 711-6141
www.alger.com

INVESTMENT MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

[LOGO] ALGER

ARS L1

[LOGO ALGER]  Alger Shareholder Services, Inc.
              30 Montgomery Street
              Jersey City, NJ 07302


ARSL2

ITEM 2.  CODE OF ETHICS.

     (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

     (b)  Not applicable.

     (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

     (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

     (e)  Not applicable.

     (f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     On September 8, 2003, the Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.  RESERVED


ITEM 9.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

     (b) No changes in the registrant's internal control over financial reporting occurred during the registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) (1) Code of Ethics as Exhibit EX-99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spectra Fund

By:  /s/ Dan C. Chung
     ----------------
     Dan C. Chung
     President

Date:  December 16, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Dan C. Chung
    ----------------
    Dan C. Chung
    President

Date:  December 16, 2003

By: /s/ Frederick A. Blum
    ---------------------
    Frederick A. Blum
    Treasurer

Date:  December 16, 2003